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                  STATE STREET INSTITUTIONAL INVESTMENT TRUST

         STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND

                     SUPPLEMENT DATED MARCH 12, 2008 TO THE
   PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 7, 2007


This supplement provides revises the information concerning the State Street Institutional Tax Free Limited Duration Bond Fund contained in the Prospectus and Statement of Additional Information ("SAI") and should be read in conjunction with such Prospectus and SAI.


At a meeting of the Board of Trustees of the State Street Institutional Investment Trust (the "Trust") held on February 21, 2008, the Board of Trustees of the Trust approved the change in designation of the State Street Institutional Tax Free Limited Duration Bond Fund (the "Fund"), a series of the Trust. Therefore all references to the Fund in the Prospectus and SAI are hereby deleted and replaced with the designation: "State Street Institutional Short-Term Tax Exempt Bond Fund."

Additionally, at a meeting of the Board of Trustees of the State Street Master Funds held on February 21, 2008, the Board of Trustees of the State Street Master Funds approved the change in designation of the State Street Tax Free Limited Duration Bond Portfolio, a series of the State Street Master Funds into which the Fund invests substantially all of its assets. Therefore all references to the State Street Tax Free Limited Duration Bond Portfolio in the Prospectus and SAI are hereby deleted and replaced with the designation: "State Street Short-Term Tax Exempt Bond Portfolio."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE